UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2006

The Stanley Works
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(860) 225-5111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 13, 2006, The Stanley Works (the "Company") entered into a change of control severance agreement with Mr. Jeffrey D. Ansell (the "Executive Officer"). This agreement continues in effect for two years; provided, however, that on the first anniversary of the date above (and each anniversary thereafter) the term of the agreement will be extended for an additional year unless 90 days' advance notice is given not to extend the term. In addition, if a change in control (as defined in the agreement) occurs during the term, the term of the agreement will not expire earlier than two years from the date of the change of control. In order to receive benefits under this agreement, the Executive Officer must incur a qualifying termination of employment during the term of the agreement. A qualifying termination of employment will occur if the Executive Officer's employment is actually or constructively terminated (i) within two years following a change in control, (ii) in contemplation of a change in control or (iii) prior to a change in control at the direction of an entity or person who has entered into an agreement which if consummated would constitute a change in control.

If the Executive Officer incurs a qualifying termination, he will be entitled to, among other things, (i) a payment equal to 2.5 times his annual base salary; (ii) a cash payment equal to 2.5 times his average annual bonus over the 3 years prior to termination; (iii) continuation of certain benefits and perquisites for 2.5 years (or, if shorter, until similar benefits are provided by the Executive Officer's new employer); and (iv) a payment reflecting the actuarial value of an additional 2.5 years of service credit for retirement pension accrual purposes under any defined benefit or contribution pension plans maintained by the Company. The Executive Officer will also be entitled to receive additional payments to the extent necessary to compensate him for any excise taxes payable by him under the federal laws applicable to excess parachute payments.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
10.1 Form of Change in Control Severance Agreement (incorporated by reference to Exhibit 10(i) to the Quarterly Report on Form 10-Q/A for the quarter ended June 28, 2003).

10.2 Schedule of Certain Executive Officers who are Parties to the Change in Control Severance Agreements in the form referred to in Exhibit 10.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stanley Works

October 19, 2006	By:	/s/ Bruce H. Beatt

Name: Bruce H. Beatt
Title: Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Form of Change in Control Severance Agreement (incorporated by reference to Exhibit 10(i) to the Quarterly Report on Form 10-Q/A for the quarter ended June 28, 2003).
10.2	Schedule of Certain Executive Officers who are Parties to the Change in Control Severance Agreements in the form referred to in Exhibit 10.1.